EXHIBIT 23.2


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We  hereby  consent  to the  incorporation  by  reference  in  the  Registration
Statements on Form S-8 (Nos. 333-123388 and 333-137745) of Bridge Capital Holdings of our report dated March 8, 2005 relating to the financial statements, which appears in this Form 10-K.





PricewaterhouseCoopers LLP

San Francisco, California



March 1, 2007